Exhibit 10.7

FOURTH AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

THIS FOURTH AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this “Fourth Amendment”) is made as of October 21, 2022, by and between AIM IMMUNOTECH INC., a Delaware corporation (“Seller”), ACELLORIES, INC., a New York corporation (“Original Buyer”), and BH 783 JERSEY AVE, LLC, a New Jersey limited liability company (“New Buyer”).

WHEREAS, Seller and Original Buyer have executed that certain Agreement of Sale and Purchase dated March 3, 2022, as amended by a First Amendment to Agreement of Sale and Purchase dated June 27, 2022, a Second Amendment to Agreement of Sale and Purchase dated August 2, 2022 and a Third Amendment to Agreement of Sale and Purchase dated August 31, 2022 (collectively, the “Purchase Agreement”) for the purchase of certain Property, as defined in the Purchase Agreement, situate in the City of Brunswick, Middlesex County, New Jersey and commonly known as 783 Jersey Avenue (“Property”); and

WHEREAS, Seller, Original Buyer and New Buyer now desire to make certain amendments to the Purchase Agreement, upon and subject to the terms and conditions of this Fourth Amendment.

NOW THEREFORE, the parties hereto, in consideration of the mutual promises hereinafter set forth, and intending to be legally bound, hereby agree as follows:

1. New Buyer is hereby substituted for Original Buyer under the Purchase Agreement in all respects, and all references to “Buyer” in the Purchase Agreement shall mean and refer to New Buyer.

2. New Buyer acknowledges and reaffirms that it is purchasing the Property on a strictly “AS IS” basis as set forth in Section 11 of the Purchase Agreement.

3. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. This Fourth Amendment may be signed in counterpart(s). For purposes of this Fourth Amendment, facsimile or electronic signatures shall constitute original signatures. The transmission of a signed counterpart of this Fourth Amendment by electronic signature, facsimile or by portable document file shall have the same force and effect as delivery of an original signed counterpart of this Fourth Amendment, and shall constitute valid and effective delivery for all purposes. Except as expressly modified hereby, and in all respects, the remainder of the Purchase Agreement is hereby ratified and shall continue in full force and effect without modification.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

Seller:

AIM IMMUNOTECH INC.

By:	/s/ Peter W. Rodino
Name:	Peter W. Rodino
Title:	C.O.O.

Original Buyer:

ACELLORIES, INC.

By:	/s/ Albert Lalou
Name:	Albert Lalou
Title:	V.P.

New Buyer:

BH 783 JERSEY AVE, LLC

By:	/s/ Albert Lalou
Name:	Albert Lalou
Title:	Managing Member

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